NOTARIAL CERTIFICATE

CANADA

Province of Ontario

To Wit

To all whom these Presents may come, be seen or known

I, **LYNA PERELMAN**, a Notary Public, in and for the Province of Ontario, by Royal Authority duly appointed, residing at the City of Vaughan, in the said Province,

DO CERTIFY AND ATTEST that the signature of Greg Shusterman in the document titled "Health Advance Inc., Board Resolution From Control Stock Committee Meeting Minutes of Meeting for Control Stock Committee of Health Advance Inc., held via teleconference on June 6, 2017" was executed before me on June 6, 2017 in the document annexed hereto, an act whereof being requested I have granted under my Notarial Form and Seal of Office to serve and avail as occasion shall or may require.

IN TESTIMONY WHEREOF I have subscribed my name and affixed my Notarial Seal of Office

Dated this 6th day of June, 2017

Lyna Perelman
A Notary Public in and for
the Province of Ontario

1000 Finch Ave. W #403, Toronto, ON, M3J 2V5.
T: 416 477 4665
F: 416 477 4666.
E. Lyna@VPFamilyLawGroup.com

HEALTH ADVANCE, INC.

BOARD RESOLUTION FROM CONTROL STOCK COMMITTE MEETING

MINUTES OF MEETING FOR CONTROL STOCK COMMITTEE of Health Advance, Inc. (the "Corporation") held via teleconference this 6th day of June, 2017.

1. The following members were present, constituting the entire board: Gregory Shusterman, (Elected) Vice-Chairman and (Acting) Chairman for the Board of Directors and Wendell Abraham, Managing Director of Micro Medtech Limited, sole-party holding control stock of Health Advance Incorporated.

2. The Chairman for the Board of Director of the Corporation being present, formal notice calling the meeting was dispensed with, and the meeting declared to be regularly called.

3. **UPON A MOTION DULY MADE**, seconded and unanimously carried, Gregory Shusterman, acted as Chairperson of the meeting and Wendell Abraham, Co-Chair for Legal and Compliance Committee at Health Advance, Inc. as Secretary of the meeting.

4. The following memorandum was then read and ordered to be inserted in these minutes: "I, the (Acting) Chairman of the Corporation, consent to this meeting being held at the above time and place and do waive notice and publication of this meeting, and consent to the transaction of such business, as may have come before it, as testified by my signature below.

DocuSigned by:
Greg Shusterman ____________ (Signature)
EE7F3B487184 Gregory Shusterman, (Acting) Chairman for the Board of Directors

5. Minutes of the last regular meeting were read and after extensive discussion and, upon motion duly made, seconded and carried, were adopted with the identified amendments.

6. The Chairperson presented to the meeting and thereupon the following resolutions were offered, seconded and unanimously adopted.

IT WAS RESOLVED THAT:

1. The following individuals are appointed and confirmed as signing officers for the Corporation for a term of one year or until replaced and are authorized to manage bank accounts that have been

established for the benefit of the Corporation, sign and endorse checks, drafts, and other orders of payment for those bank accounts, and are authorized to sign bills of lading, and other documents, as needed and reasonable, for the normal conduct of the business of the Corporation:

Mr. Gregory Shusterman, (Acting) Chairman for the Board of Directors;
Dr. Robert Martone, Ph.D., (Acting) President and (Interim) Chief Executive Officer; and
Dr. Muhammad Mukhtar, Ph.D., (Interim) Secretary and Director.

2. The signing authority previously granted to the following individuals is revoked:

(a) Mr. Jordan Starkman; and
(b) Mr. Christian Diesveld

The Secretary of the Corporation is directed to communicate this amendment to all banks and other institutions affected by this resolution and to ensure proper enforcement of this resolution.

3. The Corporation will require an audit for the fiscal year ending on July 31, 2017 and an auditor will be appointed for the Corporation for the current and upcoming fiscal year, in addition to pursue necessary legal action to obtain records for the Corporation that were omitted by former directors, consultants, or contractors in order to be pursuant with any local and federal regulations.

4. The following individuals are appointed and confirmed as officers of the Corporation, to commence work duties and obligations of Corporation effective as of June 11. 2017 for a term of three months or until replaced:

Dr. Muhammad Mukhtar, Ph.D., Secretary/Chief Board Advisor; and
Dr. Robert Martone, Ph.D. President/Chief Executive Officer

5. Mr. Jordan Starkman is removed as President of the Corporation effective immediately for the reasons specified in past meetings and executed documents for Corporation as follows:

(a) Board Resolution for Minutes of Meeting for Control Stock Committee held on May 15, 2017 and;

(b) Leave of Absence Notice addressed to Mr. Starkman executed by Control Stock Committee on May 16, 2017;

(c) Board Resolution for Minutes of Meeting for Control Stock Committee held on June 5, 2017.

The office of President will be vacant until June 11, 2017.

6. Dr. Hauke Kolster, Ph.D., Mr. Gregory Shusterman, and Dr. Muhammad Mukhtar, Ph.D. are appointed as directors of the Corporation until the next annual general meeting of the shareholders or expiration stated within Independent Contractor Agreement. The Chairman of the Corporation is authorized to perform all tasks as are necessary to give effect to this appointment.

7. Mr. Christian Diesveld is removed from the position of director of the Corporation effective immediately following a unanimous vote conducted at the Minutes of Meeting for Control Stock Committee held on June 5, 2017.

The Chairman of the Corporation is directed to provide written notice of removal to Mr. Christian Diesveld and the appropriate government agency.

8. The Registered Office of the Corporation currently located at:

3651 Lindell Rd Ste D155, Las Vegas, NV 89103 United States

will be changed to:

685 Citadel Drive East, Colorado Springs, CO 80909

and the Chairman is instructed to insert a copy of the notice effecting this change in the Corporation's Registered Office in the Minute Book of the Corporation and to perform any other tasks that may be required by law to facilitate this change.

9. The Registered Agent of the Corporation is currently:

ISL, Inc.
1712 Pioneer Avenue, Suite B, P.O. Box 1453, Cheyenne, Wyoming 82003.

10. The new Registered Agent will be:

InCorp Services, Inc.
1910 Thomes Ave., Cheyenne, Wyoming 82001

and the Chairman is instructed to insert a copy of the notice effecting this change in the Corporation's Registered Agent in the Minute Book of the Corporation and to perform any other tasks that may be required by law to facilitate this change.

10. The officers and directors are authorized to enter into any contract, transaction, or agreement (a "Contract") under $3,000.00 (USD) cash value without the approval from the Board of Director for Corporation with the exception of a Contract that involves trade secrets and confidential information of Corporation.

11. Form of Certificate of Designation for the Series A Preferred Stock:

The Corporation will issue preferred stock pursuant to Exhibit A of this Board Resolution.

12. Board Authority to Execute SEC Form S-6 Registration Statement:

The Corporation will hire sufficient legal counsel to prepare and file a SEC Form S-6 registration statement by or before end of current fiscal year for an investment trust to remit payment(s) due for Material Definitive Agreement entered on March 5, 2017 as stated in SEC Form 8K filed on March 7, 2017.

13. Board Authority to Execute SEC Form S-3 Registration Statement:

The Corporation will hire sufficient legal counsel by or before end of current fiscal year to prepare and file a SEC Form S-3 registration statement by or before end of current fiscal year to indicate a preliminary insider transaction by directors and beneficial (10%) owner of the Corporation's securities

14. Board Authority to Executive Interpleader Action:

The Corporation will hire sufficient legal counsel to prepare and file an Interpleader Action with

Wyoming Superior Court by or before end of current fiscal year for a dissolved entity that was issued common stock shares of the Corporation in 2012 for legal services rendered.

15. Board Authority to Executive Termination Notice:

The Corporation will issue a Termination Notice with a five day right to appeal before the Corporation (with sufficient means to meet requirements to cure pursuant with Termination Notice) for a Material Definitive Agreement entered on October 13, 2016 as stated in SEC Form 8K filed on January 26, 2017 due to breach in Agreement related to Sections 9.03 and 9.08, which are not pursuant to Section 7.02 - Effect of Termination.

16. Board Authority to Executive OTCQB Application:

The Corporation will hire an auditor to prepare and file an OTCQB Application, in addition remitting all related fees to OTC Markets Group, Inc..

17. Board Authority to Change Official Website and Email Domain

The Corporation will change the official website and email domain name from 'healthadvanceinc.com' to 'hadvinc.com' effective as of June 6, 2017.

18. There being no further business to come before the meeting, the meeting was adjourned.

19. Dated in the State of Wyoming on the 6th day of June, 2017.

DocuSigned by:
Greg Shusterman ______________________ (Signature)
Gregory Shusterman - Chairman/Chairperson

Witness of the Execution of This Board Resolution

DocuSigned by:
______________________ (Signature)
Wendell Abraham - Co-Chair
Control Stock Committee, Health Advance, Inc.